NON-QUALIFIED STOCK OPTION AGREEMENT

                                   pursuant to

                        LEXMARK INTERNATIONAL GROUP, INC.
                         NONEMPLOYEE DIRECTOR STOCK PLAN
                 (Amended and Restated Effective April 30, 1998)


                  This NON-QUALIFIED STOCK OPTION AGREEMENT (the "Agreement") between Lexmark International Group, Inc., a Delaware corporation (the "Company"), and the person specified on the signature page hereof (the "Optionee") is entered into as of the 30th day of April, 1998 pursuant to the Lexmark International Group, Inc. Nonemployee Director Stock Plan, amended and restated effective April 30, 1998, as the same may be amended from time to time (the "Plan").

                  WHEREAS, the Optionee is a member of the Board of Directors of the Company, who is not also an employee of the Company or one of its Subsidiaries or affiliated with any stockholder of the Company holding 5% or more of the Company's equity securities, and the Company has determined that it would be to the advantage and in the interest of the Company to grant the option provided for herein to the Optionee as an inducement to the Optionee to remain in the service of the Company and as an incentive to the Optionee to devote his best efforts and dedication to the performance of such services and to maximize shareholder value;

                  WHEREAS, the Optionee desires to accept from the Company the grant of the options evidenced hereby on the terms and subject to the conditions herein;

                  NOW, THEREFORE, in consideration of the premises and subject to the terms and conditions set forth herein and in the Plan, the parties hereto hereby covenant and agree as follows:

                  1.  Grant of Option; Exercise Price.
                      -------------------------------

                  (a) Grant of Option; Exercise Price.
                      -------------------------------  The Company hereby grants to the Optionee, effective as of the date hereof and on the terms and conditions
herein,  an option (the "Option") to purchase       shares (the "Option Shares")
                                              -----
of the  Company's  Class A Common  Stock,  par value $.01 per share (the "Common
Stock"), at an exercise price per Option Share equal to $       ,  which was the
                                                         -------
closing  price per share of Common  Stock on                .  The Option is not
                                             ---------------
intended to be an incentive stock option under the Internal Revenue Code of 1986, as amended.

                  (b) Nonemployee Director Stock Plan.
                      -------------------------------  This Agreement is subject in all respects to the terms of the Plan, all of which terms are made a part of and incorporated in this Agreement by reference. In the event of any conflict or inconsistency between the terms of this Agreement and the terms of the Plan, the terms of the Plan shall control. The Optionee hereby acknowledges that a copy of the Plan may be obtained from the Vice President of Human Resources and agrees to comply with and be bound by all of the terms and conditions thereof. Terms used in this Agreement with initial capital letters, but not defined herein, shall have the meanings assigned to them under the Plan.

                  2. Vesting; Period of Exercise of Option.
                     -------------------------------------

                  (a)  Vesting.
                       ------- Subject to the provisions of Section 4, the Option shall become vested and exercisable in five equal installments on each of the first five anniversaries of the date hereof, subject in the case of each such installment to the provisions of Section 2(b) below.

                  (b)  Termination of Director Status.
                       ------------------------------  In the event the Optionee
ceases to serve as a member of the Board for any reason,

                  (i) if such Optionee has completed three Years of Board Service or less as of the date of such termination, any portion of the Option (x) which is then vested and exercisable on the date of
                  -
         termination  may be exercised by the  Optionee or, if  applicable,  his beneficiary for a period of 90 days following the date of the Optionee's termination of service, but in no event later than the expiration date of the Option Period (as defined in Section 2(c)), and
         (y) which is not  vested  and  exercisable  on the date of  termination
          -
         shall be canceled, in full, on the date of such termination;

             (ii) if such Optionee has completed more than three Years of Board Service as of the date of such termination, any portion of the Option
         (x) which is then vested and exercisable on the date of termination may be exercised by the Optionee or, if applicable, his beneficiary until the third anniversary of the date of the Optionee's termination of service, but in no event later than the expiration date of the term of the Option, and (y) which is not vested and exercisable on the date of termination shall thereafter become exercisable by the Optionee or, if applicable, his beneficiary at the time or times indicated in Section 2(a) and, once exercisable, will remain exercisable for a period of three years following the date of the Optionee's termination of service, but in no event later than the expiration date of the Option Period.

                  (c) Term of Option Exercise Period.
                      ------------------------------   Except to the extent that
the Option or any portion  thereof  shall sooner  terminate in  accordance  with
Section 2(b), once any portion of the Option has become vested and exercisable, such portion shall remain exercisable until the end of the day preceding the tenth anniversary of the date hereof (the "Option Period").

                  3. Method of Exercise  and  Payment;  Reload  Option;  Certain
                     -----------------------------------------------------------
Restrictions on Resale.
----------------------

                  (a)  Exercise and Payment.
                       -------------------- Once vested and exercisable, the Option, or any such portion thereof, may be exercised by the Optionee (or his beneficiary or estate) by delivering to the Company on any business day (the "Option Exercise Date") written notice (the "Option Exercise Notice"), in such manner and form as may be required by the Board, specifying the number of Option Shares the Optionee then desires to purchase and the aggregate exercise price for such Option Shares (the "Option Exercise Price"). The Option Exercise Notice shall be accompanied by payment of the Option Exercise Price and any other amounts required to be paid pursuant to Section 4.

                  The Optionee may pay the Option Exercise Price by delivering to the Company cash, shares of Qualifying Common Stock (as defined below) already owned by the Optionee or a combination of cash and such shares of Qualifying Common Stock, provided that the aggregate Fair Market Value on the Option Exercise Date of the shares of Qualifying Common Stock delivered in payment of any portion of the Option Exercise Price shall be equal to the excess of (x) the Option Exercise Price, over (y) the amount of any cash delivered by the Optionee in payment of the Option Exercise Price. For purposes of this Agreement, shares of Common Stock shall constitute Qualifying Common Stock that may be delivered in payment of the Option Exercise Price if such shares (i) are not subject to any outstanding loan or other obligation and are not pledged as collateral with respect to any loan or other obligation other than any such loan or other obligation extended to the Optionee by the Company or any Subsidiary, and (ii) have been owned by the Optionee without restriction for a continuous period of at least six months.

                  Within a reasonable period of time after the Option Exercise Date, subject to payment of the Option Exercise Price and any amounts required to be paid by the Optionee pursuant to Section 4, the Company shall direct its stock transfer agent to make (or to cause to be made) an appropriate book entry reflecting the Optionee's ownership of the Option Shares then being purchased by the Optionee. Upon request, the Company shall deliver to the Optionee a certificate or certificates for the number of Option Shares purchased by the Optionee, registered in the name of the Optionee. In the event that the Company or the Board, in its sole discretion, shall determine that, under applicable U.S. federal or state or non-U.S. securities laws, the transfer of any Option Shares must be subject to restriction, any certificates issued under this
Section 3(a) shall bear an appropriate legend restricting the transfer of such Option Shares, and appropriate stop transfer instructions shall be delivered to the Company's stock transfer agent.

                  (b) Reload  Option.
                      -------------- Effective on the date of the exercise by the Optionee of any portion of the Option (the "Reload Grant Date"), if any portion of the Option Exercise Price in respect thereof is satisfied by the Optionee by delivery to the Company of Qualifying Common Stock, the Optionee shall automatically be granted a new option (the "Reload Option") to purchase a number of shares of Common Stock equal to the number of shares of Qualifying Common Stock so delivered, at an exercise price per share equal to the Fair Market Value of a share of Common Stock on the Reload Grant Date. The Reload Option shall be fully vested and exercisable on the Reload Grant Date. In all other respects, such Reload Option shall be subject to the same terms and conditions (including the same Option Period) as the related Option, and all references herein to the "Option" shall be deemed to include the Reload Option.

                  (c) Restrictions on Sale upon Public Offering. ------------------------------------------ The Optionee
hereby agrees that, during the 20 day period prior to and the 180 days following the effective date of any registration statement filed by the Company under the Securities Act of 1933, as amended, with respect to any underwritten public offering of any shares of the Company's capital stock, the Optionee will not effect any public sale or distribution of shares of Common Stock (other than as part of such underwritten public offering).

                  4. Tax  Withholding.
                     ---------------- The delivery of any directions to the Company's stock transfer agent or any certificates for shares of Common Stock pursuant to Section 3 shall not be made until the Optionee, or, if applicable, the Optionee's beneficiary or estate, has made appropriate arrangements for the payment to the Company of an amount sufficient to satisfy any applicable U.S. federal, state and local and non-U.S. tax withholding or other tax requirements, as determined by the Company.

                  5.  Assignability.
                      ------------- Except as set forth in Section 10 of the Plan, the Option may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated by the Optionee otherwise than by will or the laws of descent and distribution and is exercisable during Optionee's lifetime only by the Optionee.

                  6.  Adjustment in Capitalization.
                      ----------------------------

                  (a) The aggregate number of shares of Common Stock subject to the Option and the option exercise price and/or vesting and exercisability criteria applicable to the Option shall be proportionately adjusted to reflect, as deemed equitable and appropriate by the Board, an Adjustment Event. To the extent deemed equitable and appropriate by the Board, subject to any required action by stockholders, in any merger, consolidation, reorganization, liquidation, dissolution or other similar transaction, other than any such transaction that constitutes a Change in Control, the Option shall pertain to the securities and other property to which a holder of the number of shares of Common Stock then covered by the Option would have been entitled to receive in connection with such event.

                  (b) Any shares of stock (whether Common Stock, shares of stock into which shares of Common Stock are converted or for which shares of Common Stock are exchanged or shares of stock distributed with respect to Common Stock) or cash or other property received with respect to the Option as a result of any Adjustment Event, any distribution of property or any merger, consolidation, reorganization, liquidation, dissolution or other similar transaction shall be subject to the same terms and conditions, including vesting and restrictions on exercisability or transfer, as are applicable to the Option with respect to which such shares, cash or other property is received, and stock certificate(s) representing or evidencing any shares of stock or other property so received shall be legended as appropriate.

                  7.   Preemption   by   Applicable   Laws   and    Regulations.
                       --------------------------------------------------------
Notwithstanding anything in the Plan or this Agreement to the contrary, the issuance of shares of Common Stock hereunder shall be subject to compliance with all applicable U.S. federal, state and non-U.S. securities laws. Without limiting the foregoing, if any law, regulation or requirement of any governmental authority having jurisdiction shall require either the Company or the Optionee (or the Optionee's beneficiary or estate) to take any action in connection with the issuance of any shares of Common Stock hereunder, the issuance of such shares shall be deferred until such action shall have been taken to the satisfaction of the Company.

                  8.  Interpretation;   Construction.
                      ------------------------------   All  of  the  powers  and
authority conferred upon the Board pursuant to any term of the Plan or the Agreement shall be exercised by the Board, in its discretion. All determinations, interpretations or other actions made or taken by the Board pursuant to the provisions of the Plan or the Agreement shall be final, binding and conclusive for all purposes and upon all persons and, in the event of any judicial review thereof, shall be overturned only if arbitrary and capricious. The Board may consult with legal counsel, who may be counsel to the Company, and shall not incur any liability for any action taken in good faith in reliance upon the advice of counsel.

                  9. Amendment.
                     --------- The Board shall have the right to alter or amend this Agreement from time to time, subject to the restrictions set forth in the Plan, for the purpose of promoting the objectives of the Plan, provided that no such amendment shall impair the Optionee's rights under this Agreement without the Optionee's consent. Subject to the preceding sentence, any alteration or amendment of this Agreement by the Board shall, upon adoption thereof by the Board, become and be binding and conclusive on all persons affected thereby without requirement for consent or other action with respect thereto by any such person. The Company shall give written notice to the Optionee of any such alteration or amendment of this Agreement as promptly as practicable after the adoption thereof. This Agreement may also be amended by a writing signed by both the Company and the Optionee.

                  10.  Change in  Control.
                       ------------------   In the event of a Change in Control,
any outstanding portion of the Option shall become fully vested and exercisable.

                  11. No Rights as a  Stockholder.
                      ---------------------------   The  Optionee  shall have no
voting or other rights as a stockholder of the Company with respect to any Option Shares until the exercise of the Option and the recording of the Optionee's ownership of the Option Shares on the stock transfer records for the Common Stock. No adjustment shall be made for dividends or other rights issued with respect to the Common Stock for which the record date is prior to the recording of such ownership of the Option Shares.

                  12.  Miscellaneous.
                       -------------

                  (a) Notices.
                      ------- All notices and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given if delivered personally or sent by certified or express mail, return receipt requested, postage prepaid, or by any recognized international equivalent of such delivery, to the Company or the Optionee, as the case may be, at the following addresses or to such other address as the Company or the Optionee, as the case may be, shall specify by notice to the others delivered in accordance with this Section 12(a):

                  (i) if to the Company, to it at:

                      One Lexmark Centre Drive
                      740 West New Circle Road
                      Lexington, Kentucky  40550
                      Attention:  Secretary
                      ---------

                  (ii) if to the Optionee, to the Optionee at the address set forth on the signature page hereof.

All such notices and communications shall be deemed to have been received on the date of delivery or on the third business day after the mailing thereof.

                  (b) Binding Effect;  Benefits.
                      ------------------------- This Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective successors and assigns. Nothing in this Agreement, express or implied, is intended or shall be construed to give any person other than the parties to this Agreement or their respective successors or assigns any legal or equitable right, remedy or claim under or in respect of any agreement or any provision contained herein.

                  (c)  Waiver.
                       ------ Any party hereto may by written notice to the other party (i) extend the time for the performance of any of the obligations or other actions of the other party under this Agreement, (ii) waive compliance with any of the conditions or covenants of the other party contained in this Agreement and (iii) waive or modify performance of any of the obligations of the other party under this Agreement. Except as provided in the preceding sentence, no action taken pursuant to this Agreement, including, without limitation, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representations, warranties, covenants or agreements contained herein. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any preceding or succeeding breach and no failure by a party to exercise any right or privilege hereunder shall be deemed a waiver of such party's rights or privileges hereunder or shall be deemed a waiver of such party's rights to exercise the same at any subsequent time or times hereunder.

                  (d) Applicable  Law.
                      --------------- This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, regardless of the law that might be applied under principles of conflict of laws.

                  (e) Section  and Other  Headings,  Etc.
                      ----------------------------------   The section and other
headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement. In this Agreement all references to "dollars" or "$" are to United States dollars.

                  (f) Counterparts.
                      ------------ This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, the Company and the Optionee have executed this Agreement as of the date first above written.


                        LEXMARK INTERNATIONAL GROUP, INC.


                                       By:
                                            --------------------------------

                                       Name:  Kathleen J. Affeldt
                                       Title: Vice President of Human Resources


                                       OPTIONEE:


                                       By:
                                            --------------------------------

                                       Name:
                                       Title: Director